                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 6th day of December, 1996 among THE TOPPS COMPANY, INC., a Delaware corporation ("Borrower"), NATIONSBANK, N.A., a national banking association formerly known as NationsBank, National Association (Carolinas), each other lender signatory hereto (each individually, a "Lender" and collectively, the "Lenders"), and NATIONSBANK, N.A., a national banking association formerly known as NationsBank, National Association (Carolinas), in its capacity as agent for the Lenders (in such capacity, the "Agent");

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of June 30, 1995, as amended pursuant to Amendment No. 1 to Credit Agreement dated as of June 5, 1996 among the Borrower, the Lenders and the Agent (as amended hereby and as from time to time further amended, supplemented or replaced, the "Credit Agreement"), pursuant to which the Lenders agreed to make certain revolving credit, term loan and letter of credit facilities available to the Borrower; and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

         1.       Definitions.  Any capitalized terms used herein without
                  -----------
definition shall have the meaning set forth in the Credit Agreement.

         2.       Amendment of Consolidated Leverage Ratio.  Subject to the
                  ----------------------------------------
terms and conditions set forth herein, the definition of "Consolidated Leverage Ratio" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following definition:

                  "Consolidated Leverage Ratio" means, as of the date of computation thereof, the ratio of (i) the sum of (without duplication) Consolidated Indebtedness (determined as at such date) plus the aggregate stated amount of all Standby Letters of Credit then outstanding plus the aggregate principal amount of Indebtedness for which the Borrower or any Subsidiary has entered into a Guaranty to
         (ii) Consolidated EBITDA (for the Four- Quarter Period ending on (or most recently ended prior to) such date); provided, however, that for
                                                   --------  -------
         any Four- Quarter Period which includes the third or fourth fiscal

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         quarter of the Fiscal  Year ended  March 1, 1997,  the  calculation  of
         Consolidated Net Income, as a component of Consolidated EBITDA, shall not include (i) up to $33,000,000 in expenses and charges directly incurred in connection with the closing of the Borrower's manufacturing facility in Duryea, Pennsylvania during either such fiscal quarter,
         (ii) up to $3,000,000 in charges incurred during either such fiscal quarter as a result of a write-down of the valuation of the Borrower's manufacturing facility in Ireland in compliance with Statement No. 121 of the Financial Accounting Standards Board and (iii) up to $1,000,000 in expenses and charges directly incurred in connection with the closing during either such quarter of the Merlin B.V. office in the Netherlands (all such expenses calculated on a pre-tax basis and whether or not classified as extraordinary in accordance with GAAP); provided further, however, such expenses and charges in excess of
         -----------------
         $33,000,000,  $3,000,000  and  $1,000,000,  respectively,  shall  be so included in the calculation of Consolidated Net Income as a component of Consolidated EBITDA;

         3.       Amendment of Consolidated Fixed Charge Ratio.  Subject to the
                  --------------------------------------------
terms and conditions set forth herein, the definition of "Consolidated Fixed Charge Ratio" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following definition:

                  "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA for such period less (without duplication) Capital Expenditures for such period less all income taxes accrued during such period, to (ii) Consolidated Fixed Charges for such period; provided, however, that for
                                                     --------  -------
         any Four-Quarter Period which includes the third or fourth fiscal quarter of the Fiscal Year ended March 1, 1997, the calculation of Consolidated Net Income, as a component of Consolidated EBITDA, shall not include (i) up to $33,000,000 in expenses and charges directly incurred in connection with the closing of the Borrower's manufacturing facility in Duryea, Pennsylvania during either such fiscal quarter,
         (ii) up to $3,000,000 in charges incurred during either such fiscal quarter as a result of a write-down of the valuation of the Borrower's manufacturing facility in Ireland in compliance with Statement No. 121 of the Financial Accounting Standards Board and (iii) up to $1,000,000 in expenses and charges directly incurred in connection with the closing during either such quarter of the Merlin B.V. office in the Netherlands (all such expenses calculated on a pre-tax basis and whether or not classified as extraordinary in

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         accordance with GAAP);  provided  further,  however,  such expenses and
                                 -----------------
         charges  in  excess  of   $33,000,000,   $3,000,000,   and   $1,000,000
         respectively, shall be so included in the calculation of Consolidated Net Income as a component of Consolidated EBITDA;

         4.       Amendment of Consolidated Net Worth.  Subject to the terms and
                  -----------------------------------
conditions  set forth  herein,  the  definition of  "Consolidated  Net Worth" in
Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following definition:

                  "Consolidated Net Worth" means at any time as of which the amount thereof is to be determined, Consolidated Shareholders' Equity minus (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) all reserves (other than contingency reserves not allocated to any particular purpose), including without limitation reserves for depreciation, depletion, amortization, obsolescence, deferred income taxes, insurance and inventory valuation all as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; provided, however,
                                                             --------  -------
         that at any time on or after the last day of the third fiscal quarter of the Borrower of the Fiscal Year ended March 1, 1997, Consolidated Net Worth shall not be decreased by (i) up to $33,000,000 in expenses and charges directly incurred in connection with the closing of the Borrower's manufacturing facility in Duryea, Pennsylvania during such fiscal quarter or the immediately following fiscal quarter, (ii) up to $3,000,000 in charges incurred during either such fiscal quarter as a result of a write-down of the valuation of the Borrower's manufacturing facility in Ireland in compliance with Statement No. 121 of the Financial Accounting Standards Board and (iii) up to $1,000,000 in expenses and charges directly incurred in connection with the closing during either such quarter of the Merlin B.V. office in the Netherlands (all such expenses calculated against the limitations above on a pre-tax basis but deducted from Consolidated Net Worth on an after-tax basis and whether or not classified as extraordinary in accordance with
         GAAP); provided further, however, Consolidated Net Worth shall be
                ----------------
         decreased by such expenses and charges in excess of $33,000,000, $3,000,000, and $1,0000,000 respectively;

         5.    Effectiveness.  This Agreement shall become effective as of the
               -------------
date hereof upon receipt by the Agent of (a) twelve (12) fully executed copies of this Agreement (which may be signed in counterparts) and (b) an amendment fee in the amount of $52,450 paid in immediately available funds and to be distributed by the

Doc No: 92617 v.10

                                        3


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Agent to the Lenders based on their Applicable Commitment Percentages.

         6.       Representations and Warranties.  In order to induce the Agent
                  ------------------------------
and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

                  (a)  There  has  been  no  material   adverse  change  in  the
         condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 9.1(a) of the Credit Agreement, other than changes in the
               --------------
         ordinary course of business;

                  (b) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lenders under Section 9.1(a) of the Credit
                                            --------------
         Agreement, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (c) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default under the Credit Agreement, either immediately or with the lapse of time or the giving of notice, or both.

         7.       Entire Agreement.  This Agreement sets forth the entire
                  ----------------
understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

         8. Full Force and Effect of  Agreement.  Except as hereby  specifically
            -----------------------------------
amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         9.       Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         10.      Governing Law.  This Agreement shall in all respects be
                  -------------
governed by the laws and judicial decisions of the State of New York.


Doc No: 92617 v.10

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



         11.      Enforceability.  Should any one or more of the provisions of
                  --------------
this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         12.      Credit Agreement.  All references in any of the Loan Documents
                  ----------------
to the Credit Agreement shall mean the Credit Agreement as amended hereby.

                            [Signature pages follow.]


Doc No: 92617 v.10

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       BORROWER:

                                       THE TOPPS COMPANY, INC.


                                       By: /s/ C. K. Jessup
                                           -------------------------------
                                       Name: C. K. Jessup
                                             -----------------------------
                                       Title: Vice President-CFO
                                              ----------------------------

                                       AGENT:

                                       NATIONSBANK, N.A., as Agent for the
                                       Lenders


                                       By: /s/ Peter C. Hall
                                           -------------------------------
                                       Name: Peter C. Hall
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                       LENDERS:

                                       NATIONSBANK, N.A.


                                       By: /s/ Peter C. Hall
                                           -------------------------------
                                       Name: Peter C. Hall
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                       THE CHASE MANHATTAN BANK (N.A.)


                                       By: /s/ Alicia Schreibstein
                                           -------------------------------
                                       Name: Alicia Schreibstein
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------



                                       FLEET BANK, N.A.


                                       By: /s/ Thomas J. Levy
                                           -------------------------------
                                       Name: Thomas J. Levy
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                             [Signature Page 1 of 2]

                                       THE BANK OF NEW YORK


                                       By: /s/ George Glasser
                                           --------------------------------
                                       Name: George Glasser
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------

                                       CREDITANSTALT CORPORATE FINANCE, INC.


                                       By: /s/ Gregory F. Mathis
                                           --------------------------------
                                       Name: Gregory F. Mathis
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------

                                       By: /s/ Stacy Harmon
                                           --------------------------------
                                       Name: Stacy Harmon
                                             ------------------------------
                                       Title: Senior Associate
                                              -----------------------------

                                       THE SUMITOMO BANK LIMITED,
                                            CHICAGO BRANCH


                                       By: /s/ Ronald W. Gale
                                           --------------------------------
                                       Name: Ronald W. Gale
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------

                                       By: /s/ William N. Paty
                                           --------------------------------
                                       Name: William N. Paty
                                             ------------------------------
                                       Title: Vice President & Manager
                                              -----------------------------

                                       TORONTO DOMINION (NEW YORK), INC.


                                       By: /s/ Jorge Garcia
                                           --------------------------------
                                       Name: Jorge Garcia
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------


                                       THE MITSUBISHI BANK, LIMITED-
                                            NEW YORK BRANCH


                                       By: /s/ Glenn B. Eckert
                                           --------------------------------
                                       Name: Glenn B. Eckert
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------

                            [Signature Page 2 of 2]